Exhibit 99.1
Investor Presentation May 2010 NYSE: DYP

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks, uncertainties and assumptions. All statements other than statements of historical fact in this presentation are forward-looking statements, including but not limited to, the completion of planned upgrades to our facilities and production methods, the expansion of our post-press and packaging offerings, including the introduction of new high-margin products such as cold-set corrugated paper machines, our expansion into certain overseas markets, our intended growth through strategic and selective acquisitions, our future investments in research and development, the continuing growth in the demand for printed packaging materials and corrugated paper, and the continuing growth of the Chinese economy. These forward-looking statements are based on management's current expectations, assumptions, estimates and projections about the Company and the industry in which the Company operates, but involve a number of unknown risks and uncertainties, including, without limitation, our ability to sustain our recent profitability and growth rates, the possibility that we may not meet production demands and standards at a reasonable cost, increased competition in the offset printing equipment market, our ability to develop and sell new products or penetrate new markets, and other risk factors detailed in our Annual Report on Form 10-K for the fiscal year ended June 30, 2009 and in our subsequent reports on Form 10-Q filed with the Securities and Exchange Commission and available at www.sec.gov. The Company undertakes no obligation to update forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and actual results may differ materially from the anticipated results. You are urged to consider these factors carefully in evaluating the forward-looking statements contained herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by these cautionary statements. Safe Harbor Statement

Corporate Vision Computer- to-Plate System We are a leading provider of offset printing equipment to China's printing market Our goal is to become the leading equipment provider to printing and packaging companies in China and emerging markets worldwide Printing Presses (covering single and multicolor in small and large formats) Cold-set corrugated paper machine (scheduled to be introduced in 2H Calendar 2010)

Investment Highlights A unique play on China's rapidly expanding printing and packaging industry Broad product portfolio tapping into high growth markets Nationwide distribution network Effective market-driven R&D Vertical integration and efficient production Strong track record of revenue growth and profitability Experienced international management team Clear growth strategy

China's printing market is the fastest growing in the world Third largest printing market globally behind the United States and Japan China's GDP grew ~ 9% in 2009 China's growth continues to drive demand for printed materials (magazines, books, commercial printing, advertising and printed packaging) Total annual output grew from $29.5 billion in 2002 to $64.4 billion in 2007 China's Printing Market Provides Favorable Macro Environment 2002 2007 $29.5 B $64.4 B China's Printing Industry Output Source: PEIAC CAGR = 17%

Total annual output increased from $0.9 billion in 2002 to $2.5 billion in 2007 Target market includes approximately 100,000 licensed printing companies and other institutions with printing needs Upgrading from single to multicolor Increase in demand for domestic brands Duoyuan is Leader in High Growth Printing Equipment Space 2002 2007 $0.9 B $2.5 B CAGR = 23% Printing Equipment Industry Output in China Source: PEIAC Printing equipment growing faster than the overall printing industry

Leading Offering in China's Printing Market Digital formatting and processing to transfer image onto printing plates used in presses Improves printing plates quality and process efficiency and accuracy Systems developed in-house Competitive strengths of quality and price Computer-to-Plate System Pre-Press From Pre-press to Press to Post Press & Packaging, Positioned to Provide China's Leading One-Stop Printing Solution

Press Transfers of images from printing plates to another medium, such as paper DYP offers 17 products across four product lines (single color small and large, multicolor small and large formats) Multicolor presses incorporate advanced technologies, making them more automated and efficient New five-color technology Leading Offering in China's Printing Market Printing Presses Our press offering provides solutions to a wide variety of customers

Expanding into Post-Press & Packaging Post-Press & Packaging DYP plans to tap into the fast growing packaging market segment by launching a corrugated paper machine using cold-set gluing technology which will result in greater production efficiency than traditional heat-set gluing technology Uses environmentally friendly and energy saving technology On track for 2H 2010 completion Meaningful revenue potential Packaging completes the value chain and opens up new markets

Package printing represents the largest segment in China's printing industry $20 billion worth of output in 2007 32% of China's total printing output Corrugated paper and board is a major segment in China's packaging industry $4.4 billion market size in 2007 Consumption in China grew at a CAGR of 14% per annum from 2003 to 2007 Pira International projects China's demand for corrugated paper (in tons) to grow at a CAGR of 8% per annum from 2008 to 2013 Demand for printed packaging materials and corrugated paper will continue to be driven by China's overall economic growth Positioned for Exciting Growth in China's Packaging Industry Source: PIRA International About to enter the high growth packaging industry Packaging Printing $20bn Our corrugated paper capability gives us access to two new high growth markets Corrugated Paper $4.4bn

Efficient Manufacturing Driving Margins Advanced manufacturing facilities Equipped with advanced and high-precision processing machines, tools and measuring devices Stringent quality control system in place (ISO 9001 and ISO 14001 certified) Approximately 100,000 square meters of production and office space Strong execution capability Coordinated production planning Standardized product, with customization upon customer request Successful acquisition and transformation of Hunan facility Vertically integrated Integrated workshops including in-house casting foundry covering the entire production process Less reliance on suppliers resulting in greater control over quality and production costs Our vertical integration and efficient production result in stable high gross margins

Leading Distribution Network Northeast: 6 North: 11 Northwest: 12 Southwest: 9 Middle: 16 East: 14 South: 18 Our centrally-managed nationwide distributor network is one of the most extensive in our industry, and is the most cost-effective way of accessing and servicing our customers Most extensive sales network in the industry across 65 cities and 28 provinces in China Leverage local knowledge to improve market responsiveness 75% of distributors with DYP for 5 yrs+ Diversified sales base Over 200 sales professionals coordinating marketing and after-sales service Distributors

Strong Pipeline of Innovative New Products Our R&D initiatives and efforts are targeted towards creating products that address end-user customers' needs, as well as reducing costs and increasing production efficiency Duoyuan R&D Over 200 researchers, engineers and technicians Ongoing development of new products Improve functionality and performance of existing products Development of new production methodologies to improve manufacturing efficiency 8 patents registered and 11 pending Over 20 technology awards Feedback collected from distributors and end-user customers Forward looking R&D initiatives Successfully introduced 4 new and enhanced products in 2009 and 2 in 2010 which are already contributing meaningful revenue Scheduled to launch 2 new products and cold set corrugated paper machine Duoyuan Production Distributors & End-user Customers

We are well-positioned to provide integrated solutions in China's large and fast growing market for printing and packaging equipment and we look for opportunities to expand into emerging markets and become one of the largest printing and packaging equipment providers in the world. Clear Growth Strategy Expand production facilities to benefit from fast growing market Expand high margin product offerings Improve product functionality Focused market expansion Pursue strategic acquisitions Leverage strong balance sheet to upgrade facilities and production methods and improve efficiency and margins Allocate more capacity to produce technologically advanced products (multicolor) Continue to emphasize marketing and R&D for multicolor products Launch new high-margin products such as cold-set corrugated paper machine Improve level of product automation and efficiency Continuous investment in R&D China continues to be our core market Expand into certain overseas markets on a selective basis In addition to organic growth, we intend to grow through strategic and selective acquisitions Our focus is on offset printing and packaging equipment related technologies, equipment and/or assets

Experienced Management Team

Wenhua Guo ***Founder & Chairman***	48	• Served as Chief Executive Officer until June 2009 • Founder, Chairman and CEO of Duoyuan Global Water (Ticker: DGW) • Physics teacher at Beijing Chemical Institute • Bachelor's degree in physics from Beijing Normal University from 1983 to 1989
Christopher Holbert ***CEO***	39	• Over 11yrs of experience working in Greater China, together 14yrs of experience in accounting and financial management • Served as a Board member and chairman of audit committee from July 2007 to August 2009 • Bachelor's degree in science (accounting) from Bowie State University, United States
William Suh ***CFO***	44	• Chief Financial Officer since October 2008 • Partner at Ganze & Company from 1997 to 2008 • CPA in the State of California • Bachelor's degree in accounting from Pacific Union College in California
Xiqing Diao ***COO***	40	• Director and Chief Operating Officer since November 2005 • Previously held multiple management positions with Duoyuan family of companies • ISO9001:2000 Internal Auditor and ISO14000 Internal Auditor • Bachelor's degree in mechanics from Tianjin Textile Technology Institute
Yubao Wei ***CTO***	43	• Chief Technology Officer since December 2007 • General Manager of Technology from 2003 to 2004, General Manager of Production from 2004 to 2007 • Master's degree in mechanical engineering from Tsinghua University
Wenzhong Liu ***VP Sales & Marketing***	42	• Vice President of Sales & Marketing since November 2005 • Assistant General Manager of Sales and Interim General Manager of Sales from 2004-2005 and started with Duoyuan as a sales representative in 2001 • Bachelor's degree in science from Luoyang Engineering Institute

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Unique Play in High Growth Sector Duoyuan Printing International Competitors Local Competitors Local market knowledge Product offerings Brand name recognition Distribution reach & post-sale service Cost structure R&D and technology Market knowledge, nationwide distribution and service network, and an ability to offer high performance products at competitive prices give us the edge against local and international competitors

Financial Highlights

Financial Highlights Robust revenue growth CAGR of over 42% from FY2005 to FY2009 Attractive margins profile Gross margin again exceeded 50% in Q3 ending March 31, 2010 Non-GAAP net margin again exceeded 30% in Q3 ending March 31, 2010 Strong balance sheet providing financial flexibility $91M of cash as of March 31, 2010 Strong Operating Cashflow Over $19M for the 9 months ending March 31, 2010

2005 2006 2007 2008 2009 9M2009 9M2010 26.5 43.7 67.8 89.6 106.6 80.4 99.1 Grew revenue at CAGR of 42% from 2005 to 2009 Revenue grew by 23% in 9M2010 compared to 9M2009 Particularly strong growth for multicolor press products Strong customer acceptance of new products Robust Revenue Growth CAGR = 42% Revenues (Fiscal year ending June 30) $26.5 M $43.7 M $67.8 M $89.6 M $106.6 M $99.1 M $80.4 M Growth = 23%

GAAP Non-GAAP* Both gross and net margins increased steadily over the past five years Increase sales of higher margin products Vertical integration Economies of scale Leading Margins Profile Gross Margin and Net Margin * Non-GAAP results exclude share based compensation expenses and changes in fair value of derivative instruments. 36% 49% 50% 44% 53% 53% 15% 29% 21% 30% 31% 31% 32% 54% 2005 2007 2008 9M2009 2009 2006 9M2010 Gross Margin Net Margin (Fiscal year ending June 30)

Strong Balance Sheet Summary Balance Sheets (US$'000) Jun 30, 2009 Cash $ 31,044 Accounts receivable 37,260 Inventories 25,883 Other current assets 27 Total current assets 94,214 Plant and equipment 43,123 Other assets 11,214 Total assets $ 148,551 Bank loans $ 14,357 Accounts payable 756 Other current liabilities 3,764 Total current liabilities 18,877 Warrants 1,180 Noncontrolling interest 1,762 Total equity 126,732 Total liabilities and shareholders' equity $ 148,551 Mar 31, 2010 $ 91,225 49,144 29,494 133 169,996 41,578 11,150 $ 222,724 $ 14,377 1,998 3,300 19,588 7,588 193,215 $ 222,724 2,246

Summary A unique play on China's fast expanding printing and packaging industry Broad product portfolio tapping into high growth markets Nationwide distribution network Effective market-driven R&D Vertical integration and efficient production Strong track record of revenue growth and profitability Experienced international management team Clear growth strategy

Contact Information Contacts Brunswick Group Philip Lisio Phone: +86-10-6566-2256 Henry Fraser Phone: +86-10-6566-2256 Email: duoyuanprinting@brunswickgroup.com Thank You Duoyuan Printing, Inc. William Suh, CFO Phone: +86-10-6021-2222 Email: ir@duoyuan.com